SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 22, 2021

MERIDIAN BANCORP, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-36573	46-5396964
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

67 Prospect Street, Peabody, Massachusetts	01960
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:    (617) 567-1500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common stock, $0.01 par value per share	EBSB	The Nasdaq Stock Market, LLC

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry Into a Material Definitive Agreement

On April 22, 2021, Independent Bank Corp., a Massachusetts corporation (“Independent”), Bradford Merger Sub Inc. a direct, wholly owned subsidiary of Independent (“Merger Sub”), Rockland Trust Company, a Massachusetts-chartered trust company and wholly-owned subsidiary of Independent (“Rockland Trust”), Meridian Bancorp, Inc., a Maryland corporation (“Meridian”) and East Boston Savings Bank, a Massachusetts-chartered savings bank and wholly-owned subsidiary of Meridian (“EBSB”) entered into an Agreement and Plan of Merger (the “Merger Agreement”). Pursuant to the terms and subject to the conditions set forth in the Merger Agreement, Merger Sub will merge with and into Meridian, with Meridian as the surviving entity (the “Merger”), and as soon as reasonably practicable following the Merger, Meridian will merge with and into Independent, with Independent as the surviving entity (the “Holdco Merger”). The Merger Agreement further provides that immediately following the Holdco Merger, EBSB will merge with and into Rockland Trust, with Rockland Trust as the surviving company (the “Bank Merger” and, together with the Merger and the Holdco Merger, the “Transaction”).

The Merger Agreement was unanimously approved by the Boards of Directors of each of Independent, Meridian, Merger Sub, Rockland Trust, and EBSB. Subject to the fulfillment of customary closing conditions, certain of which are described below, the parties anticipate that the Transaction will close in the fourth quarter of 2021.

Upon the terms and conditions set forth in the Merger Agreement, at the effective time of the Merger (the “Effective Time”) each share of common stock, par value $0.01 per share, of Meridian outstanding immediately prior to the Effective Time, other than certain shares held by Independent or Meridian, will be converted into the right to receive 0.275 shares of common stock (the “Exchange Ratio”), par value $0.01 per share, of Independent (“Independent Common Stock”). Holders of Independent Common Stock will receive cash in lieu of fractional shares (the Exchange Ratio and any cash in lieu of fractional shares collectively, the “Merger Consideration”).

In addition, the Merger Agreement provides that, at the Effective Time, each option to purchase shares of Meridian Common Stock will become fully vested (to the extent unvested) and canceled in exchange for an amount of cash equal to the excess of the per share cash equivalent of the Merger Consideration (calculated in accordance with the Merger Agreement) over the exercise price per share of the applicable option. The Merger Agreement further provides that, at the Effective Time, each award of restricted shares of Meridian Common Stock will fully vest and be converted into the right to receive the Merger Consideration.

In connection with the Transactions, Independent has entered into consulting agreements with certain executives of Meridian, including Meridian’s Chairman and Chief Executive Officer.

The Merger Agreement contains customary representations and warranties from Independent, Rockland Trust, Meridian and EBSB, and each party has agreed to customary covenants, including, among others, covenants relating to (1) the conduct of its business during the interim period between the execution of the Merger Agreement and the Effective Time, (2) in the case of Independent, its obligation to call a meeting of its shareholders to approve the issuance of shares of the Independent Common Stock pursuant to the Merger Agreement (the “Independent share issuance”) and, subject to certain exceptions, the obligation of its Board of Directors to recommend that its shareholders approve the Independent share issuance, (3) in the case of Meridian, its obligation to call a meeting of its stockholders to adopt the Merger Agreement, and, subject to certain exceptions, the obligation of its Board of Directors to recommend that its stockholders adopt the Merger Agreement and (4) in the case of Meridian, certain non-solicitation obligations with respect to alternative business combination proposals. Meridian has also agreed to use its best efforts to, effective as of the Effective Time, (1) change the name of the East Boston Savings Bank Charitable Foundation to the Rockland Trust – East Boston Savings Bank Charitable Foundation and (2) cause the directors and officers of such foundation to be the directors and officers of the Rockland Trust Charitable Foundation and two directors designated by Meridian.

The completion of the Merger is subject to customary closing conditions, including, (i) approval of the Independent share issuance by Independent’s shareholders and adoption and approval by Meridian’s stockholders of the Merger Agreement, (ii) authorization for listing on the Nasdaq Stock Market of the shares of Independent Common Stock to be issued in the Merger, subject to official notice of issuance, (iii) the receipt of all required regulatory approvals, including the approval of the Board of Governors of the Federal Reserve System, the Federal Deposit Insurance Corporation, the Massachusetts Commissioner of Banks, the Massachusetts Housing Partnership Fund and the Depositors Insurance Fund, without the imposition of a burdensome condition, (iv) the effectiveness of the registration statement on Form S-4 to be filed with the Securities and Exchange Commission (“SEC”) by Independent in connection with the transactions contemplated by the Merger Agreement and (v) the absence of any order, injunction, decree or other legal restraint preventing the completion of the Transactions or making them illegal. Each party’s obligation to complete the Merger is also subject to additional customary conditions, including (a) subject to certain exceptions, the accuracy of the representations and warranties of the other party, (b) the performance in all material respects by each party of its obligations under the Merger Agreement, and (c) receipt by such party of an opinion from its counsel to the effect that the Merger and the Holdco Merger, taken together, will qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended.

The Merger Agreement provides certain termination rights for both Independent and Meridian. The Merger Agreement can be terminated by mutual written consent, or by either party (1) if there is a final, non-appealable order, decree or ruling permanently enjoining or otherwise prohibiting the consummation of the Merger, (2) if the Merger has not been consummated by the one year anniversary of the Merger Agreement, (3) if Independent’s shareholders fail to approve the Independent share issuance or Meridian’s stockholders fail to adopt and approve the Merger Agreement, or (4) if the other party has breached its representations, warranties or covenants in a way that prevents satisfaction of a closing condition, subject to a cure period. Additionally, Independent or Meridian may terminate the Merger Agreement if the other party’s board of directors changes its recommendation that, in the case of Independent, its shareholders vote in favor of the Independent share issuance, or in the case of Meridian, that its stockholders vote to adopt and approve the Merger Agreement.

The Merger Agreement further provides that a termination fee of $44,145,000 will be payable by either Independent or Meridian, as applicable, in connection with the termination of the Merger Agreement under certain circumstances.

On April 22, 2021, in connection with the execution of the Merger Agreement, Independent entered into voting agreements (the “Voting Agreements”) with the directors and executive officers of Meridian, who collectively own approximately 3.5% of the outstanding shares of Meridian Common Stock. The Voting Agreements provide, subject to the terms and conditions thereof, each of the directors and executive officers of Meridian, solely in their capacity as stockholders of Meridian, will vote the Meridian common shares she or he owns in favor of the adoption and approval of the Merger Agreement.

The foregoing summary of the Merger Agreement is not complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached as Exhibit 2.1 to this this Current Report on Form 8-K and is incorporated by reference in its entirety.

The representations, warranties and covenants of each party set forth in the Merger Agreement have been made only for the purposes of, and were and are solely for the benefit of the parties to, the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between Independent and Meridian instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Accordingly, the representations and warranties may not describe the actual state of affairs at the date they were made or at any other time, and investors should not rely on them as statements of fact. In addition, such representations and warranties (1) will not survive consummation of the Merger, and (2) were made only as of the date of the Merger Agreement or such other date as is specified in the Merger Agreement. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the parties’ public disclosures. Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any factual information regarding Independent or Meridian, their respective affiliates or their respective businesses. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding Independent, Meridian, their respective affiliates or their respective businesses, the Merger Agreement and the Transaction that will be contained in, or incorporated by reference into, the Registration Statement on Form S-4 that will include a joint proxy statement of Independent and Meridian and a prospectus of Independent, as well as in the Forms 10-K, Forms 10-Q and other filings that each of Independent and Meridian makes with SEC.

Caution Regarding Forward-Looking Statements

This Current Report may contain forward-looking statements, including, but not limited to, certain plans, expectations, goals, projections, and statements about the benefits of the proposed transaction, the plans, objectives, expectations and intentions of Independent and Meridian, the expected timing of completion of the transaction, and other statements that are not historical facts. Such statements are subject to numerous assumptions, risks, and uncertainties. Statements that do not describe historical or current facts, including statements about beliefs and expectations, are forward-looking statements. Forward-looking statements may be identified by words such as expect, anticipate, believe, intend, estimate, plan, target, goal, or similar expressions, or future or conditional verbs such as will, may, might, should, would, could, or similar variations. The forward-looking statements are intended to be subject to the safe harbor provided by Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, and the Private Securities Litigation Reform Act of 1995.

While there is no assurance that any list of risks and uncertainties or risk factors is complete, below are certain factors which could cause actual results to differ materially from those contained or implied in the forward-looking statements: changes in general economic, political, or industry conditions; the magnitude and duration of the COVID-19 pandemic and its impact on the global economy and financial market conditions and the business, results of operations, and financial condition of Independent and Meridian; uncertainty in U.S. fiscal and monetary policy, including the interest rate policies of the Federal Reserve Board; volatility and disruptions in global capital and credit markets; movements in interest rates; reform of LIBOR; increased competition in the markets of Independent and Meridian; success, impact, and timing of business strategies of Independent and Meridian; the nature, extent, timing, and results of governmental actions, examinations, reviews, reforms, regulations, and interpretations; the failure to obtain necessary regulatory approvals (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the transaction); the failure to obtain shareholder approvals or to satisfy any of the other conditions to the transaction on a timely basis or at all or other delays in completing the transaction; the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the merger agreement; the outcome of any legal proceedings that may be instituted against Independent or Meridian; the possibility that the anticipated benefits of the transaction are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where Independent and Meridian do business; the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; diversion of management’s attention from ongoing business operations and opportunities; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the transaction; the dilution caused by Independent’s issuance of additional shares of its capital stock in connection with the transaction; and other factors that may affect the future results of Independent and Meridian. Additional factors that could cause results to differ materially from those described above can be found in Independent’s Annual Report on Form 10-K for the year ended December 31, 2020 and in its subsequent Quarterly Reports on Form 10-Q, including in the respective Risk Factors sections of such reports, as well as in subsequent SEC filings, each of which is on file with the SEC and available in the “Investor Relations” section of Independent’s website, www.rocklandtrust.com, under the heading “SEC Filings” and in other documents Independent files with the SEC, and in Meridian’s Annual Report on Form 10-K for the year ended December 31, 2020 and in its subsequent Quarterly Reports on Form 10-Q, including in the respective Risk Factors sections of such reports, as well as in subsequent SEC filings, each of which is on file with and available in the “Investor Relations” section of Meridian’s, www.ebsb.com, under the heading “SEC Filings” and in other documents Meridian files with the SEC.

All forward-looking statements speak only as of the date they are made and are based on information available at that time. Neither Independent and Meridian assumes any obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements were made or to reflect the occurrence of unanticipated events except as required by federal securities laws. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements.

Additional Information and Where to Find it

In connection with the proposed transaction, Independent will file with the SEC a Registration Statement on Form S-4 that will include a Joint Proxy Statement of Independent and Meridian and a Prospectus of Independent, as well as other relevant documents concerning the proposed transaction. The proposed transaction involving Independent and Meridian will be submitted to Independent’s shareholders and Meridian’s stockholders for their consideration. This Current Report does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. INVESTORS AND SHAREHOLDERS OF INDEPENDENT AND MERIDIAN ARE URGED TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE TRANSACTION WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. A copy of the definitive joint proxy statement/prospectus, as well as other filings containing information about Independent and Meridian, can be obtained without charge, at the SEC’s website (http://www.sec.gov). Copies of the joint proxy statement/prospectus and the filings with the SEC that will be incorporated by reference in the joint proxy statement/prospectus can also be obtained, without charge, by directing a request to Independent Investor Relations, 288 Union Street, Rockland, Massachusetts 02370, telephone (781) 982-6737, or to Meridian Investor Relations, 67 Prospect Street, Peabody, Massachusetts 01960, (978) 977-2211.

Participants in the Solicitation

Independent, Meridian, and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Independent and/or Meridian in connection with the proposed transaction under the rules of the SEC. Information regarding Independent’s directors and executive officers is available in its definitive proxy statement relating to its 2021 Annual Meeting of Shareholders, which was filed with the SEC on April 1, 2021, and its Annual Report on Form 10-K for the year ended December 31, 2020, which was filed with the Commission on February 26, 2021, and other documents filed by Independent with the SEC. Information regarding Meridian’s directors and executive officers is available in its definitive proxy statement relating to its 2021 Annual Meeting of Shareholders, which was filed with the SEC on April 9, 2021, and its Annual Report on Form 10-K for the year ended December 31, 2020, which was filed with the Commission on March 1, 2021 and other documents filed by Meridian with the SEC. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials filed with the SEC, which may be obtained free of charge as described in the preceding paragraph.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not Applicable.

(b)	Not Applicable.

(c)	Not Applicable.

(d)	Exhibits.

Exhibit No.	Exhibit

2.1	Agreement and Plan of Merger by and among Independent Bank Corp., Bradford Merger Sub Inc., Rockland Trust Company, Meridian Bancorp, Inc. and East Boston Savings, dated April 22, 2021 (incorporated by reference to Exhibit 2.1 of Independent Bank Corp.’s Current Report on Form 8-K (File No. 001-09047), filed with the SEC on April 26, 2021).*

104	Cover page interactive data file (formatted as inline XBRL and contained in Exhibit 101).

*	Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MERIDIAN BANCORP, INC.

DATE: April 27, 2021	By:	/s/ Richard J. Gavegnano
Richard J. Gavegnano
Chairman, President and Chief Executive Officer